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                                                                   EXHIBIT 10.17

                                                                  Execution Copy

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement"), dated as of the 25th day of June, 1999, is made between GoAmerica Communications Corp., a Delaware corporation (the "Company"), and CIBC WMV INC., a Delaware corporation ("CIBC").


                                  WITNESSETH:


     WHEREAS, the Company and CIBC are parties to the Convertible Preferred Stock Purchase Agreement dated as of the date hereof (as may be amended, supplemented or modified from time to time, the "Purchase Agreement");

     WHEREAS, as a condition to closing under the Purchase Agreement and as an inducement to CIBC to consummate the transactions contemplated by the Purchase Agreement, the Company and CIBC desire to execute and deliver this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

     "Affiliate" means, with respect to any specified Person, (1) any other Person who, directly or indirectly through one or more intermediaries, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person, (2) any other Person who is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, of the specified Person or a Person described in clause (1) above, (3) any other Person of whom the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (4) any other Person in whom the specified Person has a substantial beneficial interest or as to whom the specified Person serves as trustee or in a similar capacity, or (5) any relative or spouse (including any partner with whom such Person resides on a permanent basis) of the specified Person or any of the foregoing Persons described in clause (1), (2), (3) or (4) above, any relative of such spouse, any spouse of any such relative or any other Person who, directly or indirectly, is under common ownership or control with, or is owned or controlled by such spouse or relative. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the
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ownership of voting securities, by contract or otherwise. As used in this definition, the term "relative" means any former spouse, parent, grandparent, great-grandparent, child, grandchild, great-grandchild, sibling, first uncle, first aunt or first cousin (in each case, whether natural or adoptive).

     "Business Day" means a day, other than a Saturday or Sunday, on which the principal commercial banks located in New York are open for business during normal banking hours.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Conversion Shares" means shares of Common Stock of the Company issued upon conversion or exchange of the Eligible Shares.

     "Eligible Shares" means shares of Convertible Preferred Stock of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Holder" means any holder of Eligible Shares or Conversion Shares who has executed a joinder agreement and become a party hereto.

     "Initial Public Offering" means the initial offering to the public of the Company's securities pursuant to a firm commitment underwriting pursuant to the Securities Act.

     "Person" means any natural person, legal or personal representative, partnership, company, corporation, incorporated syndicate, unincorporated or incorporated association, trust or Governmental Body, howsoever designated or constituted and whether acting in an individual, fiduciary or other capacity.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     "Registrable Securities" means the Conversion Shares, excluding Conversion Shares which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them.

     "Registration Expenses" means all expenses relating to a registration for which the Company is responsible hereunder, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the

                                      -2-
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Company, blue sky fees and expenses, fees of any exchange or market on which the
Company's Common Stock is to be listed or quoted, transfer taxes, fees of transfer agents and registrars, reasonable fees and disbursements of one legal counsel for all the selling Holders and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at this time.

     "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

     Section 1.2  Certain Rules of Interpretation.  In this Agreement:
                  -------------------------------

          (a) time is of the essence in the performance of the parties' respective obligations;

          (b) unless otherwise specified, all references to monetary amounts are to United States dollars; and

          (c) the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits.

          (d) the words "include", "includes" and "including" are deemed to be followed by the phrase "without limitation";

          (e) the phrases "ordinary course of business" and "ordinary course of business consistent with past practice" refer to the business and practices of GoAmerica, consistent with historical practices conducted by GoAmerica during the past 12 months; and

          (f) any representation or warranty contained herein as to the enforceability of a Contract shall be subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

     2.   Requested Registration.
          ----------------------

          (a)  Request for Registration.  If the Company receives from
               ------------------------
     Holders of at least 67% of the Eligible Shares at any time after 180 days following the effective date of the

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     Company's Initial Public Offering, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

               (i) within 20 days of such written request give written notice of the proposed registration to all other Holders, if any; and

               (ii) as soon as practicable, use all reasonable efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations under the Securities Act) as may be so requested and would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in written request given within 30 days after receipt of such written notice from the Company; provided,
                                                                      --------
          that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2:

               (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

               (B) after the Company has effected one such registration pursuant to this Section 2(a) and such registration has been declared or ordered effective and the sales of such Registrable Securities shall have closed.

          Subject to the foregoing clauses (A) and (B), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of Holders of 51% of the Eligible Shares. Each Holder will have the right to participate ratably with the others.

          The registration statement filed pursuant to the request of CIBC may, subject to the provisions of Section 2(b) below, include other securities of the Company including securities of the Company which are held by persons who are entitled to include their securities in any such registration; provided, however, that, in any underwritten public offering
                   --------  -------
     contemplated by Sections 2, 3 and 5, the Holders of Eligible Shares shall be entitled to sell such Eligible Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof, subject to agreement of the underwriters.

          The Company shall be entitled to postpone for a reasonable period of time not to exceed six months the filing of a registration statement otherwise required to be filed by it

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     pursuant to this Section 2(a) if the Company determines, in its reasonable judgment, that such registration would materially interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company and the Company promptly gives written notice to the Holders who have initiated or elected to participate in such registration including an explanation thereof. The Company shall not exercise its right to defer a registration more than once in any 12-month period or in any event if the effect would be to permit a registration of securities (other than a registration that was pending at the time of the initial demand or a registration on Form S-4, Form S-8 or any successor or similar form) to the exclusion of such number of Registrable Securities as would otherwise have been included in the registration statement the filing of which was deferred.

          Holders requesting registration shall be entitled to withdraw any registration request made pursuant to this Section 2(a), provided, that
                                                              --------
     such registration request shall nevertheless be counted toward the number of registrations the Company is required to file pursuant to this Section 2(a) unless the Holders reimburse the Company for all reasonable out-of-pocket costs incurred by the Company prior to such withdrawal.

          For purposes of provisions of Sections 2(a) and 5, registrations relative to which less than 50% of the offered securities are in fact sold shall not be included.

          (b)  Underwriting.
               ------------

                    (i) If Holders requesting registration intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a) above. The right of any Holder to registration pursuant to Section 2(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                    (ii) The Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by CIBC from the list of underwriters set forth on the attached Schedule I. If any Holder of Registrable Securities who has
                   ----------
          requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and CIBC. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if

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          the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited or adversely affected.

               (iii) Notwithstanding the provisions of this Section 2(b), if the underwriter determines that marketing factors require a limitation of the total number of shares of Common Stock to be underwritten or a limitation of the total number of shares of Common Stock to be sold by the Company, then, subject to the provisions of Section 6 herein, the
                                                          ---------
          number of shares to be included in the registration and the underwriting shall be allocated among all shareholders of the Company who are participating in such registration, on a pro rata basis based on the number of Registrable Securities or other shares of Common Stock of the Company held by all such Holders and being included in such registration; provided, that the number of shares of Registrable
                             --------
          Securities to be included in such underwriting and registration shall not be reduced unless all other securities included in such registration by the Company are first entirely excluded from the underwriting and registration. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company determines not to participate in any such underwriting, it may elect to withdraw therefrom by written notice to the holders of Registrable Securities and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

     3.   Company Registration.
          --------------------

          (a) If the Company elects to register any of its securities for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company), other than a registration relating solely to employee benefit plans, a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws) at least 30 days prior to the filing of any registration statement; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within 30 days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 3(b) below. Such

                                      -6-
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          written request may specify all or a part of a Holder's Registrable
          Securities. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within 30 days after the above-described notice from the Company, so notify the Company in writing.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
     notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event the right of any Holder to registration pursuant to Section 3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of the Registrable Securities such Holder elects to register in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company from the list attached as Schedule
                                                                       --------
     I hereto.  Notwithstanding the provisions of Section 3, if the underwriter
     -
     determines that marketing factors require a limitation of the total number of shares to be underwritten or a limitation of the total number of shares of Registrable Securities to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the shareholders of the Company participating in the underwriting, on a pro rata basis subject to the provisions of Section 6 herein. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities determines not to participate in any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Registrable Securities.

     4.   Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered. The reasonable fees of counsel retained by any selling Holders shall be borne by the Company.

     5.   Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to the provisions of this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

               (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period commencing on the

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     effective date of such registration statement and ending on the earlier of the 90th day thereafter and the date on which all of such Registrable Securities have been disposed of;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

          (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company
                                           --------  -------
     shall not for any such purpose under this clause (d) be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and the Company will prepare a supplement or amendment to such prospectus in order that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (g) if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish in the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated

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     such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

          (h) make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (i) cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which the Company's Common Stock is then listed, and unless the same already exists, provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of the registration statement; and

          (j) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(f), such Holder will, as soon as is practical, discontinue disposition of its Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus covering such Registrable Securities.

     In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

     In connection with each registration pursuant to Sections 2, 3 or 5 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     6.   Secondary Offering Priority.  Up to fifty percent (50%) of the number
          ---------------------------
of shares available to be sold in any secondary offering of the Company's Common Stock permitted to be included by the Company's underwriters in conjunction with an Initial Public Offering and up to fifty percent (50%) of the number of shares available to be sold in each subsequent offering of the Company's common stock permitted to be included therein by the Company's underwriters shall be reserved for Holders under Section 2 until such time as Holders, as a group, have been afforded the opportunity to include fifty percent (50%) of their Conversion Shares through such offerings or any other registered underwritten offering available to such Holders; provided, however, that the number of Registrable Securities to which the foregoing priority is afforded shall not be greater than the difference between fifty percent (50%) of the Conversion Shares and the number of Conversion Shares as to which the opportunity to sell in any such offerings had been made available.

     7.   Indemnification.
          ---------------

               (a) The Company will indemnify each Holder, each of its officers, directors, shareholders, employees, agents and partners, and each other person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or action in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any rule or regulation thereunder, or any other federal or state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, shareholders, employees, agents and partners, and each other person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, including any of the foregoing incurred in settlement of any litigation commenced or threatened; provided,
                                                                       --------
     however, that the Company will not be liable in any such case to the extent
     -------
     that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein; and provided further, however, that the
                                       -------- -------  -------
     indemnity agreement contained in this Section 7(a) will not apply to amounts paid in settlement if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder or any such director, officer, partner, agent, Affiliate, shareholders, underwriters, employees or control persons and shall survive the transfer of such securities by the Company.

          (b) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualifications or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors, shareholders, employees, agents and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each other person who controls the Company or such underwriter within the meaning of the Securities Act, the Exchange Act, any rule or regulation thereunder, or any other federal or state securities laws and the rules and regulations thereunder, each such other Holder and each of their officers, directors, shareholders, employees, agents and partners, and each other person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by such Holder of the Securities Act, the Exchange Act, any rule or regulation thereunder, or any other federal or state securities laws applicable to such Holder and relating to action or in action required of such Holder in connection with any such registration, qualification or compliance, and will reimburse the Company and any other Holder, and each of their directors, officers, partners, underwriters, shareholders, employees, agents or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, including any of the foregoing incurred in settlement of any litigation commenced or threatened, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of
                                   --------  -------
     such Holders hereunder shall be limited to an amount equal to the net proceeds to each such Holder of securities sold as contemplated herein; and provided further, however, that the indemnity agreement contained in this
     -------- -------  -------
     Section 7(b) will not
     apply to amounts paid in settlement if such settlement is effected without the consent of the majority of the Holders (which consent will not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, partner, agent, or Affiliate, shareholders, underwriters, employees or control persons and shall survive the transfer of such securities by such Holder.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this
     Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying part is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected as incurred; provided, however, that, if the defendants in any such action
                  --------  -------
     include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such Holder will be
     --------  -------
     required to contribute any amount in excess of the price to the underwriters of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     8.   Changes in Eligible Shares.  If, and as often as, there is any change
          --------------------------
in the Eligible Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Eligible Shares as so changed.

     9.   Information by Holder.  Each Holder of Registrable Securities shall
          ---------------------
furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company (or any underwriter) may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     10.  Limitations on Registration of Issues of Securities.  From and after
          ---------------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of Holders of two-thirds of the Registrable Securities then outstanding held by Holders who are signatories to this Agreement, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder equity registration rights which are superior to, or which in any manner limit, the rights of the Holder's hereunder.

     11.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

          (c) So long as a purchaser of Eligible Shares owns any Eligible Shares or Registrable Securities, furnish to the purchaser of Eligible Shares forthwith upon request a written statement by the Company as to its compliance with reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a purchaser of Eligible Shares may reasonably request in availing itself of any rule or regulation of the Commission allowing a purchaser of Eligible Shares to sell any such securities without registration.

     12.  Representation and Warranties of the Company.  The Company represents
          --------------------------------------------
and warrants to the undersigned holders of Eligible Shares as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company (other than Permitted Liens as defined in the Purchase Agreement).

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to equitable principles and to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforceability of creditors' rights generally and to applicable laws affecting the enforceability of indemnification and contribution).

     13.  Transfer or Assignment of Registration Rights.  The rights to cause
          ---------------------------------------------
the Company to register a Holder's securities granted to each Holder by the Company under Sections 2, 3, and 5 may be transferred or assigned by a Holder to a transferee or assignee of any of such Holder's Registrable Securities if (i) there is transferred to such transferee at least 20% of the total shares of Registrable Securities originally issued to the direct or indirect transferor of such transferee (as adjusted for stock splits and combinations), (ii) such transferee is an Affiliate, subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a party hereto, (iii) such transferee is a trust for the benefit of an individual Holder or (iv) in the case of CIBC, such transferee is not a competitor of the Company; provided, that
                                                                  --------
the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided
                                                                      --------
further,
-------
that the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement by executing a Joinder Agreement satisfactory to the Company, whereby such person becomes a party to this Agreement; and provided yet
                                                                    -------- ---
further, that no transfer of the rights hereunder will be valid (and will be
-------
void ab initio) if any such attempted transfer is to a Person that engages,
     -- ------
directly or indirectly, in a business or intends to engage in a business that competes with the Company.

     14.  "Market Stand-off" Agreement.  Each Holder agrees, if requested by the
           ---------------------------
Company and an underwriter of Common Stock (or other securities) of the Company, not to directly or indirectly sell, offer to sell, contract to sell (including without limitation, short sell), grant any option to purchase or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the seven days prior to, and the 180 day period beginning on, the effective date of a registration statement of the Company filed under the Securities Act (except as part of such registration):

          (a) such agreement only applies to the first such registration statement of the Company including securities to be sold on its behalf to the public in an underwritten offering; and

          (b) all officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Holders hereby agree that the Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 180 day period.

     15.  Miscellaneous.
          -------------

          (a)  Successors and Assigns.  All covenants and agreements contained
               ----------------------
     in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective heirs, executors, administrators, successors and assigns of the Company and each of the Holders (including without limitation transferees of any Eligible Shares or Restricted Stock), whether so expressed or not.

          (b)  Notices.  Any notice or other writing required or permitted to be
               -------
     given under this Agreement or for the purposes of this Agreement (referred to in this Section and throughout this Agreement as a "notice") to any party shall be sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by fax to such party:

               (i) in the case of a notice to CIBC at:

                         425 Lexington Avenue
                         9th Floor
                         New York, NY 10017

                         Attention:  Robi Blumenstein
                         Fax:        (212) 687-1544

               with a copy to:

                         Mayer, Brown & Platt
                         1675 Broadway
                         New York, NY 10019
                         Attention:  Mark S. Wojciechowski, Esq.
                         Fax:        (212) 262-1910

               (ii) in the case of a notice to the Company at:

                         GoAmerica Communications Corp.
                         401 Hackensack Avenue
                         Hackensack, NJ 07601
                         Attention:  Aaron Dobrinsky
                         Fax:        (201) 996-1772

               with a copy to:

                         Morgan, Lewis & Bockius LLP
                         101 Park Avenue
                         New York, NY 10178
                         Attention:  Michael A. Doherty, Esq.
                         Fax:        (212) 309-6273

     or at such other address as the party to whom such writing is to be given shall have last notified to the party giving the same in the manner provided in this Section. Any notice personally delivered to the party to whom it is addressed as provided in this Section shall be deemed to have been given and received on the day it is so delivered at such address, provided, that if such day is not a Business Day then the notice shall be
     --------
     deemed to have been given and received on the Business Day next following such day. Any notice mailed to the address and in the manner provided for in this Section shall be deemed to have been given and received on the fifth Business Day next following the date of its mailing. Any notice transmitted by fax shall be deemed given and received on the first Business Day after its transmission.

          (c)  Governing Law.  This Agreement shall be governed and construed in
               -------------
     accordance with the internal laws of the State of New York.

          (d)  Amendment.  This Agreement may be amended, supplemented or
               ---------
     modified only by a written instrument duly executed by or on behalf of each party hereto.

          (e) Severability.  If any provision of this Agreement shall be held to
              ------------
     be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision where not contained herein.

          (f) Entire Agreement.  This Agreement, as restated herein, and the
              ----------------
     other instruments referred to herein contain the entire agreement among the parties with respect to the registration rights of holders of Eligible Shares and supersede all prior and contemporaneous arrangements or understandings with respect thereto. Each Holder who is not a signatory to this Agreement shall be deemed to be an intended third party beneficiary hereof and shall be entitled to enforce all rights, preferences and privileges afforded to such Holders hereunder.

          (g) Counterparts.  This Agreement may be executed in counterparts,
              ------------
     each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

          (h) Waiver.  Any term or condition of this Agreement may be waived at
              ------
     any time by any party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition (and no such waiver shall in any event be binding on any other party hereto that is entitled to the benefits of such term or provision). No waiver by any party hereto of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

          (i) Third Party Beneficiaries.  The terms and provisions of this
              -------------------------
     Agreement are intended solely for the benefit of each party hereto (and any additional Holders who execute a Joinder Agreement) and their respective successors and permitted transferees, and it is not the intention of the parties to confer third-party beneficiary rights, and this Agreement does not confer any such rights, upon any other Person other than any Person entitled to indemnity under Section 7.

          (j) Public Notices.  All public notices to third parties and all other
              --------------
     publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the parties hereto and no party shall act unilaterally in this regard without the prior approval of the other party, such approval not to be unreasonably withheld, except:

               (i) in the case of the Company for communications made in confidence to the Company's employees affected by such transactions; or

               (ii) where required to do so by law or by the applicable regulations or policies of any United States or other regulatory agency of competent jurisdiction or any stock exchange in circumstances where prior consultation with the other parties is not practicable.

          (k)  Further Assurances.  Each of the parties covenants and agrees to
               ------------------
     take all such action and to execute all such documents as may be necessary or advisable to implement the provisions of this Agreement fully and effectively and to make them binding on the parties hereto.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

COMPANY                            GOAMERICA COMMUNICATIONS CORP.


                                        By: /s/ Aaron Dobrinsky
                                            _____________________________
                                            Name:   Aaron Dobrinsky
                                            Title:  President



HOLDER

                                   CIBC WMV INC.


                                        By: /s/ Robi Blumenstein
                                            _____________________________
                                            Name:   Robi Blumenstein
                                            Title:  Managing Director

                                  SCHEDULE I

                             Eligible Underwriters

                                      -20-